UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2021, Hasbro, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As of the record date of March 24, 2021, there were 137,559,166 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 121,565,477 shares of common stock were represented at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal 1 – Election of Directors
Shareholders approved the election of eleven directors to serve for one-year terms expiring at the 2022 Annual Meeting of Shareholders, and until their successors are duly elected and qualified. The voting results for this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Kenneth A. Bronfin	109,745,174	4,792,204	75,284	6,952,815
Michael R. Burns	113,996,700	564,359	51,603	6,952,815
Hope F. Cochran	112,549,795	2,013,487	49,380	6,952,815
Lisa Gersh	111,185,674	3,379,652	47,336	6,952,815
Brian D. Goldner	108,204,303	6,068,981	339,378	6,952,815
Tracy A. Leinbach	109,711,634	4,829,164	71,864	6,952,815
Edward M. Philip	106,520,834	8,008,687	83,140	6,952,815
Laurel J. Richie	114,220,161	345,900	46,601	6,952,815
Richard S. Stoddart	113,738,011	824,996	49,655	6,952,815
Mary Beth West	114,036,560	529,931	46,171	6,952,815
Linda K. Zecher	114,241,843	324,052	46,767	6,952,815

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
Shareholders approved, on an advisory basis, the compensation for the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections in the proxy statement for the Annual Meeting. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
93,172,537	21,294,005	146,120	6,952,815

Proposal 3 – Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm for Fiscal Year 2021
Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2021 fiscal year. The voting results for this proposal were as follows:

For	Against	Abstain
115,466,489	4,490,733	1,608,255

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 21, 2021